UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

DARÉ BIOSCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Daré Bioscience, Inc. may post one or more of the following messages on various social media platforms, including LinkedIn, Facebook, X, Instagram and TikTok, from time to time beginning on June 1, 2026:

Post 1

Your vote takes less time than this post will take to read.

Daré Bioscience’s (Nasdaq: DARE) 2026 Annual Meeting of Stockholders is June 11. If you own shares, you can vote right now — it can take under five minutes.

Vote online at proxyvote.com using the control number on your proxy card or Notice of Internet Availability.

One thing that catches people: if your shares are held through a broker, bank or similar organization, that organization will not automatically vote your shares on all matters being submitted for a vote. If you want your shares to be voted on all matters, you have to give voting instructions to that organization, and the deadline for receiving your instructions is likely earlier than June 11.

The Notice for the Annual Meeting and the related Proxy Statement and Form 10-K are all at proxyvote.com. Meeting is virtual: virtualshareholdermeeting.com/DARE2026

#DaréBioscience #DARE #WomensHealth #AnnualMeeting #ShareholderVote

Post 2

Four days left to vote.

Daré Bioscience’s (Nasdaq: DARE) Annual Meeting of Stockholders is June 11. If you haven’t voted your shares yet, now’s the time.

Vote in minutes at proxyvote.com, or by phone at 1-800-690-6903. Your control number is on your proxy card or Notice of Internet Availability.

Holding shares through a broker, bank or similar organization? If you want your shares to be voted on all matters being submitted for a vote, you’ll need to give voting instructions to that organization — and check their deadline for receiving your instructions, which is likely before June 11.

Every vote counts. Thank you for being part of Daré Bioscience.

The Notice for the Annual Meeting and the related Proxy Statement and Form 10-K are all at proxyvote.com. Meeting is virtual: virtualshareholdermeeting.com/DARE2026

#DaréBioscience #DARE #WomensHealth #AnnualMeeting

Post 3

Your 30-second reminder if you own Daré Bioscience stock

Our 2026 Annual Meeting of Stockholders is June 11. Voting can take under five minutes — head to proxyvote.com and use the control number on your proxy card or Notice of Internet Availability.

One thing that trips people up: if you hold shares through a broker, bank or similar organization, you have to give voting instructions to that organization to have your shares voted on all matters being submitted for a vote, and their deadline for receiving your instructions is likely before June 11.

Link in bio. Daré Bioscience (Nasdaq: DARE).

The Notice for the Annual Meeting and the related Proxy Statement and Form 10-K are all at proxyvote.com. Meeting is virtual: virtualshareholdermeeting.com/DARE2026

#DaréBioscience #DARE #WomensHealth #AnnualMeeting #ShareholderVote

Post 4

Four days left to vote your Daré shares.

The Daré Bioscience (Nasdaq: DARE) Annual Meeting of Stockholders is June 11. If you haven’t voted yet, it takes minutes — proxyvote.com or call 1-800-690-6903. Your control number is on your proxy card or Notice of Internet Availability.

Holding your shares through a broker, bank or similar organization? Give your voting instructions to them, and check their deadline for receiving your instructions — it is likely earlier than June 11.

Every vote counts. Link in bio.

The Notice for the Annual Meeting and the related Proxy Statement and Form 10-K are all at proxyvote.com. Meeting is virtual: virtualshareholdermeeting.com/DARE2026

#DaréBioscience #DARE #WomensHealth #AnnualMeeting